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                                                                    EXHIBIT 23.1


                      CONSENT OF PRICEWATERHOUSECOOPERS LLP


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 23, 2001 relating to the financial statements and financial statement schedule, which appears in Traffix, Inc.'s Annual Report on Form 10-K for the year ended November 30, 2000.

      We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                        /S/
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                                        PRICEWATERHOUSECOOPERS LLP


Florham Park, New Jersey
January 10, 2002